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                                                                   Exhibit 10.17
                             AGENT ACCESS AGREEMENT

This Insurance Agreement (hereinafter the "Agreement") is made by and between Allstate Insurance Company, an Illinois property and casualty insurance company, located in Northbrook, Illinois (hereinafter "AIC"), Allstate New Jersey Insurance Company, an Illinois property and casualty insurance company located in Bridgewater, New Jersey, (hereinafter "ANJ") Allstate Life Insurance Company, an Illinois life and health insurance company, located in Northbrook, Illinois (hereinafter "ALIC"), and Allstate Bank, a federal savings association, located in Vernon Hills, Illinois (hereinafter the "Bank"). This Agreement is executed this 17th day of March, 2004, and shall be effective as of January 1, 2002.

WHEREAS, AIC, ANJ and ALIC have developed a network of employee agents and independent contractor agents soliciting insurance and other financial services; and

WHEREAS, the Bank offers or will offer various consumer deposit and savings products and services, and consumer loan products and services, as more fully described in this Agreement; and

WHEREAS, the Bank desires to utilize AIC's, ANJ's and ALIC's network of agents to offer the Bank's consumer deposit and savings products to customers of AIC, ANJ and ALIC (hereinafter "Bank Products");

NOW, THEREFORE, the parties, in consideration of the mutual covenants, agreements and promises hereinafter contained, do hereby agree as follows:

                    A. RESPONSIBILITIES OF AIC, ANJ, AND ALIC

1) AIC and ANJ do not object to the Bank's utilization of the respective AIC and ANJ agents (hereinafter "Agents"), and ALIC does not object to the Bank's utilization of the Exclusive Financial Specialists (hereinafter "EFSs"), for, among other things, the solicitation of Bank Products, referral of customers to the Bank and assisting customers with respect to Bank Products.

2) AIC, ANJ and ALIC may, at any time and at their sole discretion, choose to exclude certain Agents and EFSs from participation in the solicitation of, and customer referral for, the Bank Products by providing the Bank with a list of those Agents' and EFSs' names and instructions that they be excluded. The Bank agrees that, immediately upon receipt of such list, it will refrain from accepting any application for Bank Products or customer referral submitted by an Agent or EFS so excluded. Applications for Bank Products already accepted by the Bank will not be affected by this Paragraph 2.

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3)   In the event an Agent has terminated his or her agreement with AIC or ANJ, as the case may be, or an EFS has terminated his or her agreement with ALIC, the Bank shall be notified by the terminating company of such fact.

                         B. RESPONSIBILITIES OF THE BANK

1) The Bank agrees that it will conduct, or arrange to have conducted, introduction orientation programs and education programs from time to time for Agents and EFSs, at no cost to, and no responsibility on the part of, AIC, ANJ or ALIC. The schedule to be followed shall be mutually agreed upon by the parties.

2) The Bank shall have the right, at its option, to terminate, for cause or otherwise, the authorization of any Agent or EFS as its agent. The Bank will notify AIC, ANJ or ALIC, as the case may be, of the termination of authorization of any Agent or EFS.

                            C. COMPENSATION TO AGENTS

1) Compensation payable to Agents and EFSs as contemplated under this Agreement will be remitted by the Bank to Agents and EFSs by utilizing AIC's, ANJ's, and ALIC's compensation system.

2) Within fifteen (15) days after the end of each month, the Bank shall provide to AIC, ANJ and ALIC a written accounting, specifying the compensation payable on all business under this Agreement during the previous month.

                               D. CONFIDENTIALITY

Any information regarding the Bank, its business or customers ("Confidential Information") will be held in strict confidence by AIC, ANJ, and ALIC. Confidential Information will not directly or indirectly be divulged, disclosed, sold or communicated to any other person or entity or used for any purpose other than such purposes as are expressly contemplated by this Agreement, except as otherwise required by judicial or regulatory authorities having jurisdiction in respect thereof, and except as otherwise allowed under applicable privacy laws and regulations.

                             E. TERM AND TERMINATION

This Agreement shall be effective as of the date first written above and shall remain in force until terminated as provided herein.

1) If any party breaches any material term or condition of this Agreement, the other parties may send written notice by certified, registered, or express mail to such party specifying the breach. In the event the breach is not cured within sixty (60) days thereafter, the aggrieved party may immediately terminate this Agreement upon written notice to the other parties by certified, registered or express mail.

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2) Any party may terminate this Agreement without cause by sending written notice by certified, registered, or express mail to the other parties, such notice having been sent not less than sixty (60) days prior to the date upon which termination shall take effect.

3) At any time upon the written mutual consent of the parties.

              F. WAIVER OR MODIFICATION INEFFECTIVE UNLESS WRITTEN

It is agreed that no waiver or modification of this Agreement or any covenant, addition, or limitation herein contained shall be valid unless agreed to in writing by authorized representatives of all parties and further that any waiver or modification shall not be offered or received in evidence in any proceeding or litigation between the parties hereto arising out of or affecting this Agreement or the rights or obligations hereunder, and the parties further agree that the provisions of this Section F may not be waived except as herein set forth.

                                 G. SEVERABILITY

The invalidity or unenforceability of any provision or clause or portion thereof of this Agreement shall in no way impair or affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

                               H. WAIVER OF BREACH

The failure to insist upon strict compliance with any of the terms, covenants or conditions hereof shall not be deemed a waiver of such terms, covenants or conditions.

                                   I. NOTICES

All notices which are required to be in writing shall be given by registered, certified, or express mail, or by fax, sent to the respective parties at the address indicated below or at such other address as may be required in writing by any party as to its own address:

               IF TO THE BANK:

               Allstate Bank
               544 Lakeview Parkway
               Vernon Hills, Illinois 60061
               Attn: President

               IF TO AIC:

               Allstate Insurance Company
               2775 Sanders Road

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               Northbrook, Illinois 60062
               Attn: Secretary

               IF TO ANJ:

               Allstate New Jersey Insurance Company
               721 U.S, Highway 202/206, Suite 300
               Bridgewater, New Jersey 08807
               Attn: Regional Counsel

               IF TO ALIC:

               Allstate Life Insurance Company
               3100 Sanders Road
               Northbrook, IL 60062
               Attention: Secretary

Each notice will be effective upon receipt.

                               J. ENTIRE AGREEMENT

This Agreement embodies the entire understanding between the parties, and all prior correspondence, conversations, and memoranda are merged herein and are replaced hereby, and no change, alteration, or modification hereof may be made except in writing and signed by authorized representatives of all parties hereto.

                                K. BINDING EFFECT

This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

                               L. CONTROLLING LAW

This Agreement is entered into and shall be governed by the laws of the State of Illinois.

                                   M. EXPENSES

All expenses and costs incurred by the Bank in connection with the performance of its duties under this Agreement, including but not limited to, mailing labels, stationary packages, and marketing materials, shall be borne by the Bank, except as stated herein.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their duly authorized officers,.


                         ALLSTATE BANK.


                         By:     /s/ Clay S. Green
                             ----------------------------------
                         Name:   Clay S. Green
                               --------------------------------
                         Title:  President
                                -------------------------------


                         ALLSTATE LIFE INSURANCE COMPANY


                         By:     /s/ James P. Zils
                             ----------------------------------
                         Name:   James P. Zils
                               --------------------------------
                         Title:  Treasurer
                                -------------------------------


                         ALLSTATE INSURANCE COMPANY


                         By:     /s/ James P. Zils
                             ----------------------------------
                         Name:   James P. Zils
                               --------------------------------
                         Title:  Vice President and Treasurer
                                -------------------------------


                         ALLSTATE NEW JERSEY INSURANCE COMPANY


                         By:     /s/ James P. Zils
                             ----------------------------------
                         Name:   James P. Zils
                               --------------------------------
                         Title:  Vice President and Treasurer
                                -------------------------------

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